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[LINDQUIST & VENNUM PLLP LETTERHEAD]


September 16, 1998




Securities and Exchange Commission                                     VIA EDGAR
Branch of Filings and Reports                                          ---------
450 Fifth Street
Washington, DC 20549

     Re:  GENERAL SECURITIES INCORPORATED ("GENERAL SECURITIES")
          - RULE 497(e) FILING
          - File No. 2-77092

Ladies and Gentlemen:

     Enclosed for filing is a Supplement, dated September 16, 1998, to the Prospectus and Statement of Additional Information of General Securities, dated March 31, 1998, pursuant to Rule 497(e). Please call Sari K.M. Laitinen at (612) 371-2436 with any questions you may have.

                                        Very truly yours,

                                        LINDQUIST & VENNUM P.L.L.P.
                                        /s/ Sari Laitinen
                                        Sari K.M. Laitinen



Enclosure
cc:  Craig H. Robinson
     John R. Houston

                          GENERAL SECURITIES, INCORPORATED
                                     SUPPLEMENT
                              Dated September 16, 1998
             TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MARCH 31, 1998

MANAGEMENT OF THE FUND

     The current Prospectus and Statement of Additional Information of the Fund indicates that the portfolio is managed by a team lead by John P. Robinson and including Winfield S. Holland, Craig H. Robinson and Mark D. Billeadeau. On August 28, 1998, John P. Robinson died and on May 7, 1998, Mr. Holland resigned his employment with the Investment Advisor and the Fund. Consequently, the Fund's portfolio is currently managed by Craig H. Robinson and Mark D. Billeadeau. Craig H. Robinson has been elected President of the Fund and of Robinson Capital Management, Inc., the Investment Advisor ("Robinson Capital").

     The Board of Directors has been expanded during the past year to include Arnold M. Weimerskirch, Vice President for Corporate Quality at Honeywell Inc., Gary D. Floss, Director of Customer-Focused Quality at Medtronic, Inc. and Craig
H. Robinson, currently President of the Fund and Robinson Capital.

     As a result of John P. Robinson's death, there has occurred a technical "change of control" in Robinson Capital under federal regulations, although the Fund's and Robinson Capital's operations have not changed, and are not expected to change. This change of control has caused the Fund's Investment Advisory Agreement and Management Agreement to terminate. Pending approval by the Fund's shareholders, the Board has recommended and approved the continuation of Robinson Capital as the Fund's Investment Advisor and Administrator under terms identical to those in the current Investment Advisory and Management Agreements. The Fund's Board of Directors will call a Special Meeting of Shareholders to approve those agreements.